[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) STRATEGIC
                               GROWTH FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of S. Irfan Ali]
     S. Irfan Ali

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -6.08%, Class B shares -6.33%, Class C shares -6.37%, Class I shares -5.92%, and Class J shares -6.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -2.41% return over the same period for the fund's benchmark, the Russell 1000 Growth Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -1.69% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -4.20%.

Q.  WHAT HAPPENED IN THE MARKET AND THE ECONOMY OVER THE PERIOD?

A. The past six months have been tumultuous, in the markets and elsewhere. We were a country at peace; now we are at war. Shock waves reverberating in the wake of September 11 threatened to cripple an already weak U.S. economy and decidedly fragile capital markets. Through it all, however, our financial system proved resilient. U.S. consumers defied predictions by continuing to spend strongly. And most stocks managed to hold their ground, despite interim periods of extreme volatility. By the end of the period, most market indices were higher than they had been just before the terrorist attacks.

Q.  WHY DID THE FUND UNDERPERFORM OVER THE PERIOD?

A. Looking across the portfolio, our stock picks within sectors modestly helped results. However, adverse sector positioning more than offset this benefit. Groups that had the biggest positive impact in the Russell 1000 Growth Index -- such as retailing, consumer staples, and healthcare -- were underrepresented in the portfolio. Those more defensive sectors were buoyed during the period by heightened uncertainty arising from terrorism, a weak economy, poor corporate profits, and the Enron debacle. However, we took the view that near-term turbulence would create attractive investment opportunities in companies with superior long-term growth profiles.

    From a bottom-up perspective, our Tyco International position was the biggest detractor from performance. Tyco's stock dropped dramatically on concerns over aggressive accounting, a potential liquidity crisis, and the company's break-up decision. The stock remained among our largest positions at the end of the period, reflecting our belief that the stock was undervalued relative to its growth potential under a number of different possible scenarios.

    A handful of holdings in the wireless communications area also weighed on results, including AT&T Wireless, Sprint PCS, and American Tower. Decelerating industry subscriber growth, together with fading expectations for next-generation products, extended the group's two-year decline.

Q.  WHAT AREAS HELPED PERFORMANCE OVER THE PERIOD?

A. Three key areas that helped performance were insurance companies, business services firms, and software holdings.

    By the end of the period, property & casualty insurance firms were the largest industry concentration in the portfolio. This is a group that many investors felt would be decimated by claims resulting from the events of September 11, and in fact some companies did perform badly. But, for many leaders in the business, the terrorist attacks magnified a positive trend that we had been observing -- and investing in -- for some time: stronger companies with the reserves to sustain large losses have been finding themselves able to raise rates significantly for the first time in many years. We see this as a powerful business cycle unique to the insurance industry and not dependent on the overall economy. We believe the growth in premium rates may be sustained for some time, benefiting the stocks of several insurance underwriters, brokers, and reinsurers.

    Business services firms, a group that we've been invested in for more than two years, also helped performance. These are firms that provide data or transaction processing for other companies -- for example, firms that process credit card transactions for Visa or MasterCard. In a period marked by market volatility, we believe investors favored business services firms for their relatively stable and predictable earnings. Most of their business comes from long-term contracts, and they have benefited from what we view as an ongoing trend by corporations to outsource repetitive transactions.

    A range of software names also worked well over the period and continued to look attractive to us. These included VERITAS and QLogic in the data storage area; Rational Software, which makes tools for software developers; Microsoft, which benefited from a new product cycle; and Oracle, which remained a leader in the Internet, database, and applications areas.

Q.  WHERE ELSE DID YOU SEE OPPORTUNITY GOING FORWARD?

A. In the technology sector, we increased our semiconductor holdings over the period, adding to positions such as Analog Devices and Texas Instruments, and adding new positions such as Novellus, a maker of semiconductor manufacturing equipment. Our sense is that this very cyclical business may have hit bottom and that things could begin to improve from here. We're not expecting to see a dramatic upturn in semiconductors in this calendar year; however, our experience has been that getting into this business early in the cycle has been a good long-term strategy.

    In the health care area, biotechnology firms Amgen and Genzyme were added to the portfolio. With their relatively strong pipelines of new products in development, we believed these firms had stronger growth potential than many traditional pharmaceutical firms. We also felt Amgen and Genzyme stocks were attractively priced relative to their future potential.

    In the leisure sector, we've been invested for some time in advertising-sensitive media firms, such as radio and television broadcasters. Our belief was that, over the long term, the falloff in advertising that we saw in the recession would actually strengthen the leaders in the industry. Weaker competitors, we felt, would fall by the wayside, and the leaders would increase their market share.

    As the period ended, we were beginning to see signs of an upturn in ad spending, and indications were that holdings such as media conglomerate Viacom and radio station operator Clear Channel Communications had indeed gained market share. We believe these companies could be well positioned to benefit from the increase in advertising that has historically tended to occur in an economic recovery.

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

Note to shareholders: Effective June 30, 2001, the Russell 1000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   S. IRFAN ALI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS, AND THE LARGE-CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS.

   IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

   HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1996

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1996
                                 CLASS B  APRIL 11, 1997
                                 CLASS C  APRIL 11, 1997
                                 CLASS I  JANUARY 2, 1997
                                 CLASS J  FEBRUARY 10, 2000

  SIZE:                          $2.1 BILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                  6 Months       1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -6.08%      -24.66%      -15.09%      +75.14%      +169.36%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                        --        -24.66%      - 5.31%      +11.86%      + 17.46%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                        --        -28.99%      - 7.16%      +10.54%      + 16.34%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                  6 Months       1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -6.33%      -25.15%      -16.69%      +69.49%      +160.67%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                        --        -25.15%      - 5.91%      +11.13%      + 16.84%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                        --        -28.14%      - 6.68%      +10.87%      + 16.84%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                  6 Months       1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -6.37%      -25.15%      -16.68%      +69.79%      +161.14%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                        --        -25.15%      - 5.90%      +11.17%      + 16.87%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                        --        -25.90%      - 5.90%      +11.17%      + 16.87%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                  6 Months       1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                 -5.92%      -24.40%      -14.17%      +78.11%      +173.93%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                   --        -24.40%      - 4.97%      +12.24%      + 17.78%
---------------------------------------------------------------------------------------------------------------

CLASS J
                                                  6 Months       1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -6.36%      -25.14%      -16.21%      +72.84%      +165.82%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                        --        -25.14%      - 5.72%      +11.56%      + 17.21%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                        --        -27.38%      - 6.68%      +10.89%      + 16.63%
---------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 2.00% sales charge. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                                  27.1%
              FINANCIAL SERVICES                          24.7%
              LEISURE                                     13.8%
              HEALTH CARE                                 13.0%
              SPECIAL PRODUCTS & SERVICES                  7.2%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  3.2%                                     VERITAS SOFTWARE CORP.  2.1%
Diversified media and entertainment company            Supplier of storage management software

PFIZER, INC.  2.8%                                     TYCO INTERNATIONAL LTD.  2.1%
Pharmaceutical products company                        Fire protection, packaging, and electronic
                                                       equipment manufacturer
AMERICAN INTERNATIONAL GROUP, INC.  2.6%
Insurance and financial services holding company       ORACLE CORP.  2.1%
                                                       Systems and business applications software
MICROSOFT CORP.  2.3%                                  firm
Computer software and systems company
                                                       CLEAR CHANNEL COMMUNICATIONS, INC.  2.1%
CITIGROUP, INC.  2.3%                                  Media company with operations in radio,
Diversified financial services company                 outdoor advertising, and live entertainment

                                                       CISCO SYSTEMS, INC.  2.0%
                                                       Networking equipment developer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Strategic Growth Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees:

                                                       NUMBER OF SHARES
                                                 -----------------------------
NOMINEE                                         AFFIRMATIVE           WITHHOLD
------------------------------------------------------------------------------
Jeffrey L. Shames                            61,518,994.934      1,179,165.170
John W. Ballen                               61,528,099.120      1,170,060.984
Lawrence H. Cohn                             61,505,789.522      1,192,370.582
J. David Gibbons                             61,506,021.179      1,192,138.925
William R. Gutow                             61,518,970.756      1,179,189.348
J. Atwood Ives                               61,518,544.353      1,179,615.751
Abby M. O'Neill                              61,507,820.106      1,190,339.998
Lawrence T. Perera                           61,515,588.901      1,182,571.203
William J. Poorvu                            61,516,877.883      1,181,282.221
Arnold D. Scott                              61,531,151.694      1,167,008.410
J. Dale Sherratt                             61,518,532.800      1,179,627.304
Elaine R. Smith                              61,522,936.276      1,175,223.828
Ward Smith                                   61,509,542.693      1,188,617.411

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         45,921,720.635
Against                                              1,239,335.613
Abstain                                              1,697,455.856
Broker Non-votes                                    13,839,648.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         45,536,963.316
Against                                              1,474,888.860
Abstain                                              1,846,659.928
Broker Non-votes                                    13,839,648.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         60,135,286.731
Against                                                963,369.076
Abstain                                              1,599,504.297

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the current fiscal year.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         60,861,040.115
Against                                                484,262.414
Abstain                                              1,352,857.575

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 97.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.8%
  Advertising & Broadcasting - 0.4%
    Lamar Advertising Co., "A"*                                       207,450             $    8,275,181
--------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                             134,300             $    6,884,218
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Bank America Corp.                                                250,700             $   16,032,265
    Comerica, Inc.                                                    137,300                  8,217,405
                                                                                          --------------
                                                                                          $   24,249,670
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Amgen, Inc.*                                                      398,300             $   23,093,434
    Genzyme Corp.*                                                    577,300                 25,620,574
                                                                                          --------------
                                                                                          $   48,714,008
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.4%
    Affiliated Computer Services, Inc., "A"*                          737,000             $   36,046,670
    Sun Microsystems, Inc.*                                           497,288                  4,231,921
    Texas Instruments, Inc.                                         1,003,300                 29,446,855
                                                                                          --------------
                                                                                          $   69,725,446
--------------------------------------------------------------------------------------------------------
  Business Services - 5.2%
    ARAMARK Corp.*                                                    416,360             $   10,658,816
    Automatic Data Processing, Inc.                                   580,600                 30,603,426
    BISYS Group, Inc.*                                                649,560                 20,448,149
    Concord EFS, Inc.*                                                593,300                 17,816,799
    First Data Corp.                                                  349,250                 28,470,860
                                                                                          --------------
                                                                                          $  107,998,050
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.5%
    Sprint Corp. (PCS Group)*                                       1,145,400             $   10,594,950
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.8%
    Cisco Systems, Inc.*                                            2,831,100             $   40,399,797
    Compaq Computer Corp.                                           1,079,800                 10,949,172
    Dell Computer Corp.*                                            1,127,300                 27,833,037
                                                                                          --------------
                                                                                          $   79,182,006
--------------------------------------------------------------------------------------------------------
  Computer Software - 3.3%
    Oracle Corp.*                                                   2,501,600             $   41,576,592
    Rational Software Corp.*                                        1,429,345                 26,528,643
                                                                                          --------------
                                                                                          $   68,105,235
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.3%
    Microsoft Corp.*                                                  794,000             $   46,321,960
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.5%
    SunGard Data Systems, Inc.*                                       344,400             $   10,631,628
    VERITAS Software Corp.*                                         1,179,079                 41,845,514
                                                                                          --------------
                                                                                          $   52,477,142
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.3%
    Cadence Design Systems, Inc.*                                   1,037,140             $   21,935,511
    Peoplesoft, Inc.*                                                 842,700                 24,497,289
                                                                                          --------------
                                                                                          $   46,432,800
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.0%
    General Electric Co.                                              541,900             $   20,863,150
    Tyco International Ltd.                                         1,433,604                 41,717,876
                                                                                          --------------
                                                                                          $   62,581,026
--------------------------------------------------------------------------------------------------------
  Electronics - 7.4%
    Analog Devices, Inc.*                                             766,800             $   28,532,628
    Atmel Corp.*                                                    2,144,700                 15,506,181
    General Motors Corp., "H"*                                        715,600                 10,555,100
    KLA-Tencor Corp.*                                                 165,800                  9,601,478
    Linear Technology Corp.                                           771,500                 28,414,345
    Micron Technology, Inc.*                                          382,800                 12,307,020
    Molex, Inc.                                                       179,400                  5,310,240
    Novellus Systems, Inc.*                                           559,900                 23,846,141
    QLogic Corp.*                                                     507,200                 18,893,200
                                                                                          --------------
                                                                                          $  152,966,333
--------------------------------------------------------------------------------------------------------
  Entertainment - 7.7%
    AOL Time Warner, Inc.*                                          1,076,800             $   26,704,640
    Clear Channel Communications, Inc.*                               891,200                 41,547,744
    Fox Entertainment Group, Inc.*                                  1,203,100                 26,829,130
    Viacom, Inc., "B"*                                              1,366,113                 63,592,560
                                                                                          --------------
                                                                                          $  158,674,074
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.4%
    Citigroup, Inc.                                                 1,008,657             $   45,641,729
    Freddie Mac                                                       350,500                 22,340,870
    Goldman Sachs Group, Inc.                                         228,000                 18,454,320
    Household International, Inc.                                     499,200                 25,708,800
    Merrill Lynch & Co., Inc.                                         428,900                 20,565,755
    Morgan Stanley Dean Witter & Co.                                  414,600                 20,365,152
                                                                                          --------------
                                                                                          $  153,076,626
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    Mellon Financial Corp.                                            558,700             $   20,113,200
--------------------------------------------------------------------------------------------------------
  Insurance - 11.1%
    Allstate Corp.                                                    602,400             $   21,096,048
    American International Group, Inc.                                690,589                 51,082,868
    Arthur J. Gallagher & Co.                                         897,260                 31,278,484
    Chubb Corp.                                                       435,500                 32,723,470
    Hartford Financial Services Group, Inc.                           463,500                 31,054,500
    MetLife, Inc.                                                     499,600                 15,927,248
    Prudential Financial, Inc.*                                        87,240                  2,666,927
    Safeco Corp.                                                      694,900                 23,591,855
    Willis Group Holdings Ltd.*                                       691,600                 18,666,284
                                                                                          --------------
                                                                                          $  228,087,684
--------------------------------------------------------------------------------------------------------
  Internet - 0.9%
    InterNAP Network Services Corp.*                                  674,600             $      681,346
    VeriSign, Inc.*                                                   722,915                 17,154,773
                                                                                          --------------
                                                                                          $   17,836,119
--------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                     334,700             $   22,501,881
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 10.3%
    American Home Products Corp.                                      476,368             $   30,273,186
    Applera Corp. - Applied Biosystems Group                          703,000                 15,887,800
    Bristol-Myers Squibb Co.                                          329,200                 15,472,400
    Eli Lilly & Co.                                                   265,400                 20,098,742
    Forest Laboratories, Inc.*                                        221,900                 17,645,488
    Johnson & Johnson Co.                                             562,600                 34,262,340
    Pfizer, Inc.                                                    1,364,600                 55,894,016
    Schering Plough Corp.                                             669,700                 23,097,953
                                                                                          --------------
                                                                                          $  212,631,925
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Starwood Hotels & Resorts Co.                                     552,300             $   19,882,800
--------------------------------------------------------------------------------------------------------
  Retail - 4.9%
    Costco Wholesale Corp.*                                           565,900             $   23,349,034
    Home Depot, Inc.                                                  334,300                 16,715,000
    Target Corp.                                                      776,000                 32,514,400
    Wal-Mart Stores, Inc.                                             460,876                 28,578,921
                                                                                          --------------
                                                                                          $  101,157,355
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.0%
    Amdocs Ltd.*                                                      484,300             $   13,681,475
    Charter Communications, Inc.*                                     217,000                  2,256,800
    Comverse Technology, Inc.*                                        758,400                 11,868,960
    Cox Communications, Inc.*                                         601,400                 22,161,590
    EchoStar Communications Corp.*                                  1,153,135                 30,119,886
    Vignette Corp.*                                                   973,700                  2,726,360
    Winstar Communications, Inc.*                                     281,200                      1,406
                                                                                          --------------
                                                                                          $   82,816,477
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.2%
    Comcast Corp., "A"*                                               701,600             $   23,763,192
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.7%
    American Tower Corp., "A"*                                      1,157,800             $    5,603,752
    AT&T Wireless Services, Inc.*                                   2,161,200                 21,806,508
    QUALCOMM, Inc.*                                                   161,500                  5,369,875
    SBA Communications Corp.*                                         725,234                  1,740,562
                                                                                          --------------
                                                                                          $   34,520,697
--------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    United Parcel Service, Inc.                                       125,500             $    7,396,970
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Calpine Corp.*                                                    614,700             $    4,518,045
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,871,485,070
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.4%
  Bermuda - 2.5%
    Ace Ltd. (Insurance)                                              571,100             $   25,071,290
    RenaissanceRe Holdings Ltd. (Insurance)                            77,700                  8,417,241
    XL Capital Ltd. (Insurance)                                       194,700                 18,547,122
                                                                                          --------------
                                                                                          $   52,035,653
--------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                             460,400             $    9,562,508
--------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Munchener Ruckvers AG (Financial Services)                         68,600             $   16,749,076
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    STMicroelectronics N.V. (Electronics)                             977,500             $   28,797,150
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Vodafone Group PLC (Telecommunications)                         5,059,627             $    9,564,154
    Vodafone Group PLC, ADR (Telecommunications)                      773,400                 14,694,600
                                                                                          --------------
                                                                                          $   24,258,754
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  131,403,141
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,145,468,730)                                            $2,002,888,211
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Candescent Technologies Corp., 8s, 2003##**
      (Identified Cost, $9,354,162)                                 $  10,000             $    1,000,000
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.5%
--------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 3/01/02,
      at Amortized Cost                                             $  31,827             $   31,827,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.7%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 02/28/02, due 03/01/02, total
      to be received $34,769,825 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                              $  34,768             $   34,768,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,221,417,892)                                       $2,070,483,211

Other Assets, Less Liabilities - (0.5)%                                                      (10,437,670)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,060,045,541
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,221,417,892)        $2,070,483,211
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    152,809,678
  Cash                                                                      376
  Receivable for investments sold                                    20,145,940
  Receivable for fund shares sold                                     2,735,526
  Interest and dividends receivable                                   1,194,185
  Other assets                                                            1,037
                                                                 --------------
      Total assets                                               $2,247,369,953
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   25,594,887
  Payable for fund shares reacquired                                  8,730,365
  Collateral for securities loaned, at value                        152,809,678
  Payable to affiliates -
    Management fee                                                       42,758
    Shareholder servicing agent fee                                       5,701
    Distribution and service fee                                         37,123
    Administrative fee                                                      988
  Accrued expenses and other liabilities                                102,912
                                                                 --------------
      Total liabilities                                          $  187,324,412
                                                                 --------------
Net assets                                                       $2,060,045,541
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $3,162,953,152
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (150,934,679)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (940,940,622)
  Accumulated net investment loss                                   (11,032,310)
                                                                 --------------
      Total                                                      $2,060,045,541
                                                                 ==============
Shares of beneficial interest outstanding                         115,369,106
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,059,075,723 / 58,631,938 shares of
      beneficial interest outstanding)                               $18.06
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $19.16
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $730,656,561 / 41,474,454 shares of
      beneficial interest outstanding)                               $17.62
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $236,374,831 / 13,392,931 shares of
      beneficial interest outstanding)                               $17.65
                                                                     ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $28,366,579 / 1,551,616 shares of
      beneficial interest outstanding)                               $18.28
                                                                     ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $5,571,847 / 318,167 shares of
      beneficial interest outstanding)                               $17.51
                                                                     ======
  Offering  price  per share (100 / 97 of net asset value
    per share)                                                       $18.05
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   6,144,891
    Interest                                                          1,638,055
    Foreign taxes withheld                                              (14,503)
                                                                  -------------
      Total investment income                                     $   7,768,443
                                                                  -------------
  Expenses -
    Management fee                                                $   7,840,929
    Trustees' compensation                                               27,650
    Shareholder servicing agent fee                                   1,045,457
    Distribution and service fee (Class A)                            1,815,489
    Distribution and service fee (Class B)                            3,840,303
    Distribution and service fee (Class C)                            1,253,501
    Distribution and service fee (Class J)                               29,993
    Administrative fee                                                   60,656
    Custodian fee                                                       268,062
    Printing                                                            188,272
    Postage                                                             201,993
    Auditing fees                                                         9,785
    Legal fees                                                            2,682
    Miscellaneous                                                     1,565,746
                                                                  -------------
      Total expenses                                              $  18,150,518
    Fees paid indirectly                                                (60,323)
                                                                  -------------
      Net expenses                                                $  18,090,195
                                                                  -------------
        Net investment loss                                       $ (10,321,752)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(221,620,172)
    Foreign currency transactions                                        (3,001)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $(221,623,173)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  93,429,185
    Translation of assets and liabilities in foreign currencies          (3,610)
                                                                  -------------
      Net unrealized gain on investments and foreign currency
        translation                                               $  93,425,575
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(128,197,598)
                                                                  -------------
          Decrease in net assets from operations                  $(138,519,350)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                       YEAR ENDED
                                                        FEBRUARY 28, 2002                  AUGUST 31, 2001
                                                              (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (10,321,752)                 $   (26,972,243)
  Net realized loss on investments and foreign
    currency transactions                                    (221,623,173)                    (683,345,801)
  Net unrealized gain (loss) on investments and
    foreign currency translation                               93,425,575                     (822,821,493)
                                                           --------------                  ---------------
      Decrease in net assets from operations               $ (138,519,350)                 $(1,533,139,537)
                                                           --------------                  ---------------

Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $         --                    $  (149,348,754)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  --                       (150,016,987)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  --                        (48,531,888)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  --                         (4,958,740)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                  --                           (955,953)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                          --                         (6,800,565)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                          --                         (6,830,993)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                          --                         (2,209,889)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                          --                           (225,795)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                          --                            (43,529)
                                                           --------------                  ---------------
      Total distributions declared to shareholders         $         --                    $  (369,923,093)
                                                           --------------                  ---------------
Net increase in net assets from fund share
  transactions                                             $   88,494,493                  $   737,335,749
                                                           --------------                  ---------------
      Total decrease in net assets                         $  (50,024,857)                 $(1,165,726,881)
Net assets:
  At beginning of period                                    2,110,070,398                    3,275,797,279
                                                           --------------                  ---------------
  At end of period (including accumulated net
    investment loss of $11,032,310 and $710,558,
    respectively)                                          $2,060,045,541                  $ 2,110,070,398
                                                           ==============                  ===============

See notes to financial statements.

FINANCIAL STATEMENTS

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                           SIX MONTHS ENDED         --------------------------------------------------------------------------
                          FEBRUARY 28, 2002              2001               2000             1999           1998          1997
                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                          $19.22           $ 39.19             $28.18           $18.79         $16.79        $12.26
                                     ------           -------             ------           ------         ------        ------
Income from investment operations# -
  Net investment loss(S)             $(0.06)           $(0.17)            $(0.28)          $(0.18)        $(0.14)       $(0.11)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                  (1.10)           (15.53)             13.13            10.29           2.32          6.67
                                     ------           -------             ------           ------         ------        ------
      Total from investment
        operations                   $(1.16)          $(15.70)            $12.85           $10.11         $ 2.18        $ 6.56
                                     ------           -------             ------           ------         ------        ------
Less distributions declared
  to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions            $ --              $(4.08)            $(1.84)          $(0.72)        $(0.18)       $(2.03)
  In excess of net realized
    gain on investments and
    foreign currency transactions      --               (0.19)              --               --             --            --
                                     ------           -------             ------           ------         ------        ------
      Total distributions declared
        to shareholders              $ --              $(4.27)            $(1.84)          $(0.72)        $(0.18)       $(2.03)
                                     ------           -------             ------           ------         ------        ------
Net asset value - end of
  period                             $18.06           $ 19.22             $39.19           $28.18         $18.79        $16.79
                                     ======           =======             ======           ======         ======        ======
Total return(+)                       (6.08)%++        (42.93)%            47.18%           54.40%         13.07%        59.54%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                           1.43%+            1.37%              1.32%            1.38%          1.36%         1.29%
  Net investment loss                 (0.67)%+          (0.67)%            (0.78)%          (0.69)%        (0.66)%       (0.82)%
Portfolio turnover                       64%              104%               104%             112%            56%           82%
Net assets at end of period
  (000 Omitted)                  $1,059,076          $984,529         $1,356,313         $512,994       $168,536       $21,699

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Prior to August 31, 1998, the distributor voluntarily waived a portion of its distribution fee for certain of the periods indicated. If these fees had been incurred by the fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss           $ --              $ --               $ --             $ --           $(0.15)       $(0.15)
       Ratios (to average net assets):
         Expenses##                    --                --                 --               --             1.43%         1.59%
         Net investment loss           --                --                 --               --            (0.72)%       (1.12)%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                        PERIOD ENDED
                         SIX MONTHS ENDED         ---------------------------------------------------------        AUGUST 31,
                        FEBRUARY 28, 2002              2001              2000           1999           1998             1997*
                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                        $18.80           $ 38.45            $27.75         $18.59         $16.75            $12.53
                                   ------           -------            ------         ------         ------            ------
Income from investment operations# -
  Net investment loss(S)           $(0.12)           $(0.33)           $(0.49)        $(0.35)        $(0.28)           $(0.09)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency            (1.06)           (15.23)            12.92          10.18           2.30              4.31
                                   ------           -------            ------         ------         ------            ------
      Total from investment
        operations                 $(1.18)          $(15.56)           $12.43         $ 9.83         $ 2.02            $ 4.22
                                   ------           -------            ------         ------         ------            ------
Less distributions declared
  to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions          $ --              $(3.91)           $(1.73)        $(0.67)        $(0.18)           $ --
  In excess of net realized
    gain on investments and
    foreign currency transactions    --               (0.18)             --             --             --                --
                                   ------           -------            ------         ------         ------            ------
      Total distributions declared
        to shareholders            $ --              $(4.09)           $(1.73)        $(0.67)        $(0.18)           $  --
                                   ------           -------            ------         ------         ------            ------
Net asset value - end of
  period                           $17.62           $ 18.80            $38.45         $27.75         $18.59            $16.75
                                   ======           =======            ======         ======         ======            ======
Total return                        (6.33)%++        (43.32)%           46.23%         53.47%         12.12%            33.76%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                         2.08%+            2.02%             1.97%          2.03%          2.08%             2.02%+
  Net investment loss               (1.32)%+          (1.32)%           (1.43)%        (1.34)%        (1.36)%           (1.46)%+
Portfolio turnover                     64%              104%              104%           112%            56%               82%
Net assets at end of period
  (000 Omitted)                  $730,657          $820,848        $1,419,290       $656,217       $196,519           $15,735

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss        $ --              $ --              $ --           $ --           $ --              $(0.12)
        Ratios (to average net assets):
          Expenses##                 --                --                --             --             --                2.51%+
          Net investment loss        --                --                --             --             --               (1.95)%+
 * For the period from the inception of Class B shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,                       PERIOD ENDED
                            SIX MONTHS ENDED         ------------------------------------------------------        AUGUST 31,
                           FEBRUARY 28, 2002              2001            2000           1999          1998             1997*
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $18.84           $ 38.54          $27.81         $18.63        $16.77            $12.53
                                      ------           -------          ------         ------        ------            ------
Income from investment operations# -
  Net investment loss(S)              $(0.12)           $(0.34)         $(0.49)        $(0.35)       $(0.28)           $(0.09)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (1.07)           (15.25)          12.96          10.20          2.31              4.33
                                      ------           -------          ------         ------        ------            ------
      Total from investment
        operations                    $(1.19)          $(15.59)         $12.47         $ 9.85        $ 2.03            $ 4.24
                                      ------           -------          ------         ------        ------            ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions             $ --              $(3.93)         $(1.74)        $(0.67)       $(0.17)           $ --
  In excess of net realized
    gain on investments and
    foreign currency transactions       --               (0.18)           --             --            --                --
                                      ------           -------          ------         ------        ------            ------
      Total distributions declared
        to shareholders               $ --              $(4.11)         $(1.74)        $(0.67)       $(0.17)           $ --
                                      ------           -------          ------         ------        ------            ------
Net asset value - end of period       $17.65           $ 18.84          $38.54         $27.81        $18.63            $16.77
                                      ======           =======          ======         ======        ======            ======
Total return                           (6.37)%++        (43.29)%         46.27%         53.40%        12.20%            33.92%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            2.08%+            2.02%           1.97%          2.03%         2.08%             2.04%+
  Net investment loss                  (1.33)%+          (1.32)%         (1.43)%        (1.34)%       (1.37)%           (1.48)%+
Portfolio turnover                        64%              104%            104%           112%           56%               82%
Net assets at end of period
  (000 Omitted)                     $236,375          $270,903        $450,352       $185,784       $52,668            $6,048

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss           $ --              $ --            $ --           $ --          $ --              $(0.13)
        Ratios (to average net assets):
          Expenses##                    --                --              --             --            --                2.56%+
          Net investment loss           --                --              --             --            --               (1.99)%+
 * For the period from the inception of Class C shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                     PERIOD ENDED
                               SIX MONTHS ENDED         ---------------------------------------------------        AUGUST 31,
                              FEBRUARY 28, 2002             2001           2000          1999          1998             1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $19.41          $ 39.53         $28.36        $18.85        $16.80            $12.08
                                         ------          -------         ------        ------        ------            ------
Income from investment operations# -
  Net investment loss(S)                 $(0.03)          $(0.08)        $(0.15)       $(0.08)       $(0.08)           $(0.04)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.10)          (15.68)         13.22         10.34          2.31              4.76
                                         ------          -------         ------        ------        ------            ------
      Total from investment
        operations                       $(1.13)         $(15.76)        $13.07        $10.26        $ 2.23            $ 4.72
                                         ------          -------         ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                $ --             $(4.17)        $(1.90)       $(0.75)       $(0.18)           $ --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.19)          --            --            --                --
                                         ------          -------         ------        ------        ------            ------
      Total distributions declared
        to shareholders                  $ --             $(4.36)        $(1.90)       $(0.75)       $(0.18)           $ --
                                         ------          -------         ------        ------        ------            ------
Net asset value - end of period          $18.28          $ 19.41         $39.53        $28.36        $18.85            $16.80
                                         ======          =======         ======        ======        ======            ======
Total return                              (5.92)%++       (42.73)%        47.73%        55.08%        13.32%            39.24%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.07%+           1.02%          0.97%         1.03%         1.08%             0.94%+
  Net investment loss                     (0.32)%+         (0.32)%        (0.43)%       (0.34)%       (0.37)%           (0.40)%+
Portfolio turnover                           64%             104%           104%          112%           56%               82%
Net assets at end of period
  (000 Omitted)                         $28,367          $28,455        $41,292       $24,849       $18,335           $13,462

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.50% of average daily net assets.
      Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss              $ --             $ --           $ --          $ --          $ --              $(0.06)
        Ratios (to average net assets):
          Expenses##                       --               --             --            --            --                1.14%+
          Net investment loss              --               --             --            --            --               (0.60)%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     FEBRUARY 28, 2002          AUGUST 31, 2001         AUGUST 31, 2000*
                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                               CLASS J
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $18.69                  $ 38.46                   $34.29
                                                                ------                  -------                   ------
Income from investment operations# -
  Net investment loss                                           $(0.12)                  $(0.34)                  $(0.37)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (1.06)                  (15.19)                    4.54
                                                                ------                  -------                   ------
      Total from investment operations                          $(1.18)                 $(15.53)                  $ 4.17
                                                                ------                  -------                   ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                       $ --                     $(4.06)                  $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                      (0.18)                    --
                                                                ------                  -------                   ------
      Total distributions declared to shareholders              $ --                     $(4.24)                  $ --
                                                                ------                  -------                   ------
Net asset value - end of period                                 $17.51                  $ 18.69                   $38.46
                                                                ======                  =======                   ======
Total return(+)                                                  (6.36)%++               (43.31)%                  46.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      2.08%+                   2.02%                    1.97%+
  Net investment loss                                            (1.32)%+                 (1.32)%                  (1.43)%+
Portfolio turnover                                                  64%                     104%                     104%
Net assets at end of period (000 Omitted)                       $5,572                   $6,003                   $8,551

  * For the period from the inception of Class J shares, February 10, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $146,400,662. These loans were collateralized by cash of $152,809,678 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                     SHARES            AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    152,809,678         $152,809,678

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $58,545 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,778 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the period ended August 31, 2001, and August 31, 2000, was as follows:

                                         AUGUST 31, 2001        AUGUST 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                         $172,338,814            $29,854,299
    Long-term capital gain                   197,584,279             69,177,998
                                            ------------            -----------
Total distributions paid                    $369,923,093            $99,032,297
                                            ============            ===========

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $23,076 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $118,281 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $904,818 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $744,219 and $868,161 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and all of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.125%. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its service as the fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $17,821, $725,530, and $28,224 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,325,980,829 and $1,290,341,297, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,221,417,892
                                                               --------------
Gross unrealized depreciation                                  $ (304,218,536)
Gross unrealized appreciation                                     153,283,855
                                                               --------------
    Net unrealized depreciation                                $ (150,934,681)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          18,627,618       $ 349,378,168        25,831,741       $ 667,553,327
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                             4,487,917         117,358,455
Shares reacquired                   (11,212,006)       (208,208,056)      (13,709,417)       (339,673,090)
                                   ------------       -------------      ------------       -------------
    Net increase                      7,415,612       $ 141,170,112        16,610,241       $ 445,238,692
                                   ============       =============      ============       =============

Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           3,620,651       $  66,349,612        10,214,578       $ 270,889,892
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                             5,420,600         139,416,980
Shares reacquired                    (5,785,534)       (103,133,271)       (8,905,324)       (214,075,419)
                                   ------------       -------------      ------------       -------------
    Net increase (decrease)          (2,164,883)      $ (36,783,659)        6,729,854       $ 196,231,453
                                   ============       =============      ============       =============

Class C shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           1,467,790       $  27,022,112         5,179,769       $ 138,251,019
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                             1,653,099          42,645,619
Shares reacquired                    (2,451,391)        (44,324,792)       (4,141,500)        (99,538,918)
                                   ------------       -------------      ------------       -------------
    Net increase (decrease)            (983,601)      $ (17,302,680)        2,691,368       $  81,357,720
                                   ============       =============      ============       =============

Class I shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             280,736       $   5,204,503           440,918       $  12,300,993
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                               195,507           5,153,557
Shares reacquired                      (194,289)         (3,717,228)         (215,735)         (5,537,090)
                                   ------------       -------------      ------------       -------------
    Net increase                         86,447       $   1,487,275           420,690       $  11,917,460
                                   ============       =============      ============       =============

Class J shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              42,618       $     744,444           189,505       $   4,702,211
Shares reacquired                       (45,523)           (820,999)          (90,790)         (2,111,787)
                                   ------------       -------------      ------------       -------------
    Net increase (decrease)              (2,905)      $     (76,555)           98,715       $   2,590,424
                                   ============       =============      ============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $10,885. The fund had no borrowings during the period.

MFS(R) STRATEGIC GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
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
OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                             business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+ MFS Investment Management
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MFS(R) STRATEGIC GROWTH FUND                                      -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MSG-3  4/02  282M  90/290/390/890